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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 2000 relating to the consolidated financial statements and consolidated financial statement schedules, which appears in QuickLogic Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.



PricewaterhouseCoopers LLP
San Jose, California
April 11, 2000